LAZARD ASSET MANAGEMENT

Lazard World
Dividend & Income
Fund, Inc.

Third Quarter Report

S E P T E M B E R  3 0 ,  2 0 0 9

Lazard World Dividend & Income Fund, Inc.
Investment Overview

Dear Stockholders,

We are pleased to present this third quarter report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the period ended September 30, 2009. The Fund is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

As of September 30, 2009, the Fund’s net asset value (“NAV”) performance year-to-date outperformed its benchmark, the Morgan Stanley Capital International (MSCI®) All Country World Index (ACWI®) (the “Index”), and we believe that, since inception, LOR has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of September 30, 2009)

During the third quarter of 2009, the Fund’s NAV increased 19.7%, outperforming the 17.9% return of the Index. The year-to-date NAV return of 35.8% was comfortably ahead of the Index return of 28.7%. The Fund’s since-inception annualized NAV return of 3.5% was also ahead of the Index return of 2.7% for the same period. Shares of LOR ended the third quarter of 2009 with a market price of $10.54, representing a 15.1% discount to the Fund’s NAV of $12.42.

The Fund’s net assets were $85.5 million as of September 30, 2009, with total leveraged assets of $114.3 million, representing a 25.2% leverage rate. This leverage rate is an increase from the level at the end of the second quarter (of 19.3%), but well below the Fund’s historical level since inception (of approximately 30%). Recall that we actively reduced the leverage level for LOR (and thereby, the exposure to the local currency and debt portfolio) in the second half of 2008, and since then we have begun to redeploy that capital slowly, beginning in April 2009, and, thereby, increase leverage again.

During the quarter, the Fund’s world equity portfolio benefited from stock selection in the financials and materials sectors, and was hurt by stock selection in the information technology sector. The smaller, short-duration1 emerging market currency and debt portion of the Fund managed to produce a very strong positive performance during the third quarter in a recovering global market environment. This portfolio has also been a positive contributor to performance for the Fund since inception.

As of September 30, 2009, 73.0% of the Fund’s total leveraged assets consisted of world equities and 25.8% consisted of emerging market currency and debt instruments, while the remaining 1.2% consisted of cash and other net assets.

Declaration of Distributions

In September, the Fund declared a monthly distribution of $0.0467 per share on the Fund’s outstanding common stock. The current distribution rate is 5.3%, based on the annualized current distribution and the share price of $10.54 at the close of NYSE trading on September 30, 2009. It is expected that a substantial portion of the 2009 distributions will be a return of capital.

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics including notices pursuant to Section 19(a) of the Investment Company Act of 1940. You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Message from the Portfolio Managers

World Equity Portfolio
(73.0% of total leveraged assets)

The Fund’s world equity portfolio is typically invested in 60 to 90 securities, consisting primarily of the highest dividend-yielding stocks selected from the current holdings of other accounts managed by the Investment Manager. The portfolio is broadly diversified in both developed and emerging market countries and across the capitalization spectrum. Examples include Pfizer, a research-based, global pharmaceutical company that is based in the United States; Zurich Financial Services, a Swiss insurance-based financial services provider active in North America, Europe, Asia-Pacific, Latin America and other markets; and Kimberly-Clark de Mexico, a Mexican manufacturer and marketer of paper based products.

As of September 30, 2009, 31.8% of the Fund’s world equity portfolio investments were based in North America, 26.5% were based in Continental Europe (not including the United Kingdom), 12.3% were based in Asia, 10.1% were based in the United Kingdom, 7.2% were based in Africa and the Middle East, 6.7% were based in Australia and New Zealand, and 5.4% were based in Latin America. The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at September 30, 2009, were financials (22.1%), which includes banks, insurance companies, and financial services companies, and telecommunication services (12.8%), a sector comprised of companies engaged in providing fixed-line and wireless voice and data communication services. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, health care, industrials, information technology, materials, and utilities. The average dividend yield on the securities held in the world equity portfolio was approximately 6.8% as of September 30, 2009.

World Equity Markets Review
Optimism about the outlook for the global economy led to an extended rally in virtually all assets during the quarter, and stock markets continued to perform well, showing strong gains since the March 2009 trough. However, while global stocks have risen over 50% from the March lows (in local currency terms), they still remain more than 30% below the peak in October 2007. Yields on long-dated government bonds remained flat on expectations that policymakers around the world would continue to be committed to providing liquidity and to keeping interest rates low within the financial system. In the U.S., the housing market showed further signs of stabilization due to government incentives for first-time homebuyers and low borrowing costs. The recent pickup in home sales and prices also added to evidence that the housing slump could be easing. However, some investors remained cautious due to weakness in consumer spending and uncertainty over the outlook for the labor market, which may weigh against any sustainable economic recovery. European stocks outperformed the rest of the world, as France and Germany, the two largest economies in the region, returned to economic growth in the second quarter. Signs of recovery in the housing market in the UK also set a positive tone for its stock market, with financial stocks leading the rally despite lingering concerns that a combination of a large fiscal deficit and a weakening pound sterling may trigger inflation. Asian markets followed their U.S. and European peers higher, partially supported by a rebound in Chinese stocks, as the economy in China appeared to gather pace with strong growth in the private sector. Equities in Japan, however, lagged amid uncertainty over the new government’s economic policy. The strengthening yen also fueled concern about the country’s export-dependent economy. By sector, financial stocks performed strongly, as credit and financial markets continued to normalize and low funding costs continued to help

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

profitability. The materials sector also performed well, as improving sentiment regarding global growth boosted commodity prices. The strong performance in the information technology sector was mainly due to a positive outlook for the global semiconductor markets. Meanwhile, defensive sectors, such as telecom services and utilities, underperformed during the quarter amid optimism over the economic recovery. In the currency markets, the U.S. dollar weakened relative to both the euro and the Japanese yen. Several comments by the new government in Japan spurred speculation that it would support a strong yen, which further moved the currency near multi-month highs. The pound sterling was also weak amid continued loose monetary policy and remarks by a central bank official that appeared to indicate a weaker currency. The high-yield portion of the global equity markets continued to perform well, as it has since the market bottomed in March 2009.

What Helped and What Hurt LOR
During the quarter, the portfolio benefited from strong stock selection in the financials sector. The various government interventions to boost bank capital over the past year led to a prohibition against dividend payments from some banks in many major markets, including the United States and the UK. Cognizant of this sector’s potential to rebound following dramatic weakness in recent years, we searched the portfolio’s broad global opportunity set to find financial stocks that were still paying robust dividends and were also trading at significant discounts to their normalized earnings level. These included insurance companies, an eclectic mix of real estate investment trusts (REITs), a stock exchange, and banks in smaller markets that were still able to pay dividends. Holdings in European insurers Allianz, Prudential, Zurich Financial Services, and AXA did particularly well, as strength in the corporate bond and equity markets boosted the value of their investment portfolios, while declining equity volatility reduced hedging costs for life insurance companies. REIT holdings in the United States and Singapore also helped returns, as real estate markets began to stabilize, and Turkiye Halk Bankasi rose strongly amid falling interest rates and an improving outlook for the Turkish economy. Stock selection in the materials sector also helped returns, primarily due to continued strength in Kumba Iron Ore. The company benefited from the rise in iron ore prices due to the robust recovery in the Chinese economy and the diversion of shipments to China when developed-market steel production slowed. Subsequently, due to share strength, we reduced our position in Kumba Iron Ore.

In contrast, stock selection in the information technology sector detracted from returns, as shares of HTC, a Taiwanese handset maker, underperformed for the quarter. The company had recently performed well due to excitement over its smartphones. However, its legacy handset sales have slowed, and investors became concerned over competitive pressures in the smartphone segment driven by the success of competitors’ products. Redecard, a Brazilian credit card processor, was also weak on the back of regulatory concerns.

Emerging Market Currency and Debt Portfolio
(25.8% of total leveraged assets)

The Fund also seeks enhanced income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of September 30, 2009, this portfolio consisted of sovereign debt obligations (52.1%), forward currency contracts (44.8%), and a structured note (3.1%). The average duration of the emerging market currency and debt portfolio decreased from approximately 1.7 years to approximately 11.4 months during the quarter, with an average yield on these instruments of 6.8%2 as of quarter end.

Note that, during the fourth quarter of 2008, as risk aversion and global U.S. dollar demand spiraled upwards, we significantly reduced the Fund’s exposure to the currency and debt portfolio. Subsequently, we

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

have begun to redeploy that capital slowly, beginning in April 2009, and, thereby, increase leverage again. Also, we have significantly reduced the duration on the invested portion of capital, taking profits following the previous quarter’s bond purchases.

Emerging Market Currency and Debt Market Review
The third quarter was characterized by a continuation of the improved risk appetite and positive market sentiment that emerged during the second quarter. The rapid moderation of the credit crunch was especially visible in the TED spread’s (the spread between interbank loans and short-term U.S. government debt) contraction, from last year’s explosive 450 basis points to a more typical 20 basis points, and in the continued rally in global credit and in equities, especially bank stocks. The large borrowing needs of the U.S. occupied the market’s attention, and with increasing concern about the large holdings of U.S. assets by global central banks, the dollar faced serious pressure. Other major currencies and commodities, such as gold, rallied on the expectation that they would benefit from some foreign exchange (“FX”) reserve diversification and, in the case of the Japanese yen, also due to the rare occurrence of its short-term inter-bank yields rising above those in the U.S. The rebound in risk appetite and fresh focus on the issues plaguing the dollar meant that emerging economies’ capital accounts were robust, experiencing healthy inflows of both cross-border foreign direct investments, as well as overseas portfolio flows. Emerging countries within the Asian region, as well as others around the world, such as Brazil, Chile, and African nations with strong trade and increasing financial linkages with China (through exports of either raw commodities, intermediate goods or machinery), experienced sustained improvement in their trade and financial flow positions.

What Helped and What Hurt LOR
In the third quarter, an improving growth outlook across several emerging market economies, coupled with diminishing market volatility and improved sentiment, were particularly relevant factors behind material gains realized in Brazil, Indonesia, Turkey, and Poland. These four countries were the top contributors to quarterly results. Certainly, the position rebuilding across frontier markets (i.e., Zambia, Ghana, Uganda, and Egypt) helped too, especially as Zambia and Uganda produced the highest quarterly return on invested capital. Good intra-regional country selection produced tangible benefits; both Poland and Indonesia were the heaviest weights in their respective regions, and indeed outperformed their neighbors. Lastly, rising oil prices alongside capital account stability yielded a hefty quarterly return on the ruble NDF (non-deliverable forward currency contract) position.

The powerful investor sentiment shift, which buoyed global risk assets, benefited some local currency markets that we believe face structural financing and policy challenges (i.e., South Africa and Colombia), to which we maintained no exposure, thereby limiting our upside. These two relatively high-yielding currencies attracted capital inflows during the third quarter and rallied. Elsewhere, strong FX market intervention out of Asian central banks prevented upside on our renewed exposures to open, export-sensitive Asian economies. Specifically, positions in the Taiwanese dollar and South Korean won hurt performance.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Notes to Investment Overview:

1

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

2	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of September 30, 2009; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular investment. There is no assurance that the portfolio holdings discussed herein will remain in the Fund at the time you receive this report, or that portfolio holdings sold will not have been repurchased. The specific portfolio holdings discussed may in aggregate represent only a small percentage of the Fund’s holdings. It should not be assumed that investments identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the performance of the investments discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LOR and MSCI ACWI Index* (unaudited)

LOR at Market Price	$ 9,748
LOR at Net Asset Value	11,579
MSCI ACWI Index	11,189

Average Annual Total Returns*
Periods Ended September 30, 2009
(unaudited)

	One Year	Three Years	Since Inception**

Market Price	7.09%	(8.62)%	(0.60)%
Net Asset Value	0.08	(6.80)	3.50
MSCI ACWI Index	(0.11)	(7.05)	2.67

*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was June 28, 2005.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings
September 30, 2009 (unaudited)
Security	Value	Percentage of Net Assets

Allianz SE	$2,420,443	2.8%
Macquarie Infrastructure Group	2,294,825	2.7
Vodafone Group PLC	2,132,947	2.5
Redecard SA	2,076,513	2.4
Kumba Iron Ore, Ltd.	2,053,956	2.4
Zurich Financial Services AG	2,022,094	2.4
Diamond Offshore Drilling, Inc.	2,010,696	2.4
Merck & Co., Inc.	1,999,016	2.3
Mattel, Inc.	1,930,916	2.3
Total SA	1,897,258	2.2

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments
September 30, 2009 (unaudited)

Description	Shares	Value

Common Stocks—95.6%
Australia—5.4%
Macquarie Infrastructure Group (b)	1,763,561	$2,294,825
TABCORP Holdings, Ltd.	126,977	798,696
Telstra Corp., Ltd.	262,969	758,611
Transurban Group	218,260	789,451

Total Australia		4,641,583

Brazil—5.3%
Cia Brasileira de Meios de Pagamento SA (b)	122,000	1,210,634
Redecard SA (b)	135,000	2,076,513
Souza Cruz SA	34,380	1,207,259

Total Brazil		4,494,406

China—1.5%
China Construction Bank Corp.	1,074,000	859,195
Industrial and Commercial Bank of China, Ltd., Class H	562,000	422,766

Total China		1,281,961

Egypt—1.7%
Egyptian Company for Mobile Services	36,865	1,479,357

Finland—1.6%
Sampo Oyj, A Shares	54,923	1,383,194

France—7.0%
Axa SA	56,741	1,536,090
Sanofi-Aventis	11,400	836,611
Total SA	31,930	1,897,258
Vivendi	55,180	1,707,408

Total France		5,977,367

Germany—4.1%
Allianz SE	19,375	2,420,443
E.ON AG	25,700	1,089,882

Total Germany		3,510,325

Greece—2.5%
Hellenic Telecommunications Organization SA	37,540	620,756
OPAP SA	59,835	1,542,798

Total Greece		2,163,554

Hong Kong—1.7%
Esprit Holdings, Ltd.	146,000	979,606
Pacific Basin Shipping, Ltd.	644,000	425,453

Total Hong Kong		1,405,059

Israel—2.0%
Israel Chemicals, Ltd.	152,558	1,745,719

Italy—4.0%
Atlantia SpA	70,700	1,714,312
Eni SpA	45,872	1,146,525
Terna SpA	147,800	576,394

Total Italy		3,437,231

Japan—1.0%
Mizuho Financial Group, Inc.	213,100	422,568
Nintendo Co., Ltd.	1,600	409,959

Total Japan		832,527

Mexico—1.2%
Kimberly-Clark de Mexico SAB de CV, Series A	248,600	1,031,643

Netherlands—1.4%
Royal Dutch Shell PLC, A Shares	41,200	1,178,669

New Zealand—1.1%
Telecom Corp. of New Zealand, Ltd.	484,953	931,620

Philippines—1.5%
Philippine Long Distance Telephone Co. Sponsored ADR	25,100	1,290,140

Singapore—1.6%
Ascendas Real Estate Investment Trust	1,021,000	1,398,878

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2009 (unaudited)

Description	Shares	Value

South Africa—3.3%
Kumba Iron Ore, Ltd. (b)	62,215	$2,053,956
Pretoria Portland Cement Co., Ltd.	1	5
Tiger Brands, Ltd.	37,570	752,700

Total South Africa		2,806,661

South Korea—0.5%
Macquarie Korea Infrastructure Fund GDR	102,050	443,451

Spain—2.3%
Banco Santander SA	48,800	785,526
Bolsas y Mercados Espanoles	30,430	1,184,935

Total Spain		1,970,461

Switzerland—2.4%
Zurich Financial Services AG	8,501	2,022,094

Taiwan—4.2%
HTC Corp.	157,500	1,729,423
Taiwan Semiconductor Manufacturing Co., Ltd.	941,490	1,888,955

Total Taiwan		3,618,378

Turkey—2.0%
Ford Otomotiv Sanayi AS	154,595	968,823
Turkiye Halk Bankasi AS	118,042	699,980

Total Turkey		1,668,803

United Kingdom—8.5%
BP PLC	194,314	1,717,304
British American Tobacco PLC	27,200	853,310
Legal & General Group PLC	496,100	696,116
Man Group PLC	162,050	857,743
Prudential PLC	106,083	1,019,763
Vodafone Group PLC	951,950	2,132,947

Total United Kingdom		7,277,183

United States—27.8%
Altria Group, Inc. (b)	103,900	1,850,459
American Electric Power Co., Inc. (b)	23,400	725,166
Analog Devices, Inc.	15,300	421,974
AT&T, Inc. (b)	61,750	1,667,868
Darden Restaurants, Inc.	10,400	354,952
Diamond Offshore Drilling, Inc. (b)	21,050	2,010,696
Emerson Electric Co. (b)	42,400	1,699,392
General Electric Co.	26,600	436,772
Genuine Parts Co.	15,700	597,542
Intel Corp. (b)	40,300	788,671
Kimberly-Clark Corp. (b)	9,300	548,514
Leggett & Platt, Inc.	53,600	1,039,840
Marsh & McLennan Cos., Inc.	16,200	400,626
Mattel, Inc. (b)	104,600	1,930,916
McDonald’s Corp.	10,200	582,114
Merck & Co., Inc. (b)	63,200	1,999,016
Pfizer, Inc. (b)	49,000	810,950
Reynolds American, Inc. (b)	40,000	1,780,800
RPM International, Inc.	49,100	907,859
Spectra Energy Corp.	34,700	657,218
The Macerich Co. REIT	367	11,131
UDR, Inc. REIT	26,100	410,814
USA Mobility, Inc.	40,540	522,155
Valero Energy Corp.	20,600	399,434
Verizon Communications, Inc. (b)	38,400	1,162,368

Total United States		23,717,247

Total Common Stocks
(Identified cost $78,466,501)		81,707,511

Limited Partnership
Units—2.1%

United States—2.1%
Energy Transfer Equity LP	21,400	599,200
Enterprise GP Holdings LP	19,900	588,642
Enterprise Products Partners LP	20,800	589,056

Total United States		1,776,898

Total Limited Partnership Units
(Identified cost $2,007,433)		1,776,898

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2009 (unaudited)

	Principal

	Amount

Description	(000) (c)	Value

Foreign Government
Obligations—17.6%
Brazil—6.1%
Brazil NTN-F:
10.00%, 01/01/12	7,700	$4,337,922
10.00%, 01/01/13	1,648	901,814

Total Brazil		5,239,736

Egypt—3.5%
Egypt Treasury Bills:
0.00%, 10/13/09	3,600	652,738
0.00%, 11/03/09	1,800	324,569
0.00%, 11/10/09	6,200	1,115,932
0.00%, 11/17/09	2,300	413,181
0.00%, 11/24/09	2,500	448,291

Total Egypt		2,954,711

Ghana—0.9%
Ghanaian Government Bonds:
13.50%, 03/29/10	330	214,327
14.00%, 03/07/11	560	342,400
13.67%, 06/11/12	390	220,375

Total Ghana		777,102

Hungary—2.9%
Hungarian Government Bonds:
6.00%, 10/12/11	55,000	291,145
7.25%, 06/12/12	240,500	1,299,733
5.50%, 02/12/14	59,200	296,654
6.75%, 02/24/17	113,420	579,204

Total Hungary		2,466,736

Mexico—1.9%
Mexican Bonos:
9.00%, 12/20/12	7,867	621,281
8.00%, 12/19/13	7,700	586,072
8.00%, 12/17/15	5,500	414,833

Total Mexico		1,622,186

Poland—1.2%
Polish Government Bonds:
5.75%, 03/24/10	770	270,430
4.75%, 04/25/12	933	321,736
3.00%, 08/24/16	1,290	458,459

Total Poland		1,050,625

Turkey—0.9%
Turkish Government Bond,
10.00%, 02/15/12	1,003	753,800

Uganda—0.2%
Uganda Government Bond,
10.00%, 04/01/10	338,000	174,545

Total Foreign Government
Obligations
(Identified cost $14,267,584)		15,039,441

Structured Note—1.0%

Colombia—1.0%
JPMorgan Chase & Co.
Colombian Peso Linked Note,
12.84%, 03/05/15
(Identified cost $976,000) (d)	976	919,685

Supranationals—0.4%

Zambia—0.4%
European Investment Bank,
12.25%, 02/26/10
(Identified cost $439,677)	1,600,000	335,541

Description	Shares	Value

Short-Term Investment—1.4%
State Street Institutional Treasury
Money Market Fund
(Identified cost $1,186,230)	1,186,230	1,186,230

Total Investments—118.1%
(Identified cost $97,343,425) (a)		$100,965,306
Liabilities in Excess of Cash
and Other Assets—(18.1)%		(15,500,496)

Net Assets—100.0%		$85,464,810

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2009 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2009:

			U.S. $ Cost	U.S. $

Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized

Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

CLP	11/02/09	231,234,250	$421,000	$421,883	$883	$—
CNY	02/25/10	919,283	135,000	134,543	—	457
CNY	05/10/10	6,504,960	968,000	953,023	—	14,977
CNY	05/10/10	1,470,175	218,776	215,391	—	3,385
CNY	05/10/10	485,856	72,000	71,181	—	819
COP	10/26/09	1,273,769,000	629,644	662,076	32,432	—
EUR	10/02/09	344,000	502,790	503,392	602	—
EUR	10/07/09	275,215	371,196	402,735	31,539	—
EUR	10/08/09	1,489,000	2,122,198	2,178,921	56,723	—
EUR	10/21/09	344,000	502,782	503,388	606	—
EUR	11/06/09	160,000	211,696	234,132	22,436	—
EUR	12/17/09	297,000	400,712	434,579	33,867	—
GHC	10/09/09	166,081	112,073	114,039	1,966	—
GHC	12/21/09	549,000	356,725	359,099	2,374	—
GHC	01/25/10	278,382	166,000	177,713	11,713	—
GHC	03/25/10	342,000	191,650	209,986	18,336	—
IDR	10/14/09	3,108,000,000	259,000	320,847	61,847	—
IDR	10/14/09	1,535,490,000	141,000	158,512	17,512	—
IDR	10/16/09	3,027,855,000	291,000	312,455	21,455	—
IDR	11/16/09	5,239,305,000	519,000	537,366	18,366	—
IDR	12/04/09	7,740,840,000	753,000	790,964	37,964	—
IDR	12/28/09	1,907,100,000	195,000	193,896	—	1,104
IDR	02/19/10	4,500,946,000	432,368	452,766	20,398	—
ILS	10/08/09	8,999,748	2,364,000	2,389,518	25,518	—
ILS	05/11/10	1,026,532	263,132	272,542	9,410	—
INR	10/13/09	16,018,640	334,000	332,799	—	1,201
INR	10/14/09	20,252,100	418,000	420,722	2,722	—
INR	10/22/09	33,216,690	689,000	689,649	649	—
INR	11/03/09	14,844,350	305,000	307,931	2,931	—
INR	11/25/09	16,185,000	335,998	335,177	—	821
INR	12/29/09	17,811,630	369,000	367,873	—	1,127
INR	02/03/10	14,941,950	305,000	307,669	2,669	—
JPY	11/09/09	31,886,022	348,000	355,303	7,303	—
KES	10/15/09	15,831,750	209,000	212,362	3,362	—
KES	10/27/09	9,410,313	125,000	126,225	1,225	—
KRW	10/30/09	558,979,900	463,000	474,269	11,269	—

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2009 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2009 (concluded):

			U.S. $ Cost	U.S. $

Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized

Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

KRW	11/09/09	911,778,700	$733,000	$773,505	$40,505	$—
KRW	12/17/09	579,827,050	473,000	491,633	18,633	—
KWD	10/13/09	238,000	828,979	830,406	1,427	—
KWD	10/14/09	350,000	1,220,022	1,221,163	1,141	—
MXN	10/05/09	5,681,177	433,000	420,748	—	12,252
MXN	10/05/09	5,397,405	406,000	399,732	—	6,268
MXN	10/05/09	6,185,038	457,000	458,064	1,064	—
MXN	11/17/09	472,955	35,000	34,821	—	179
MYR	11/23/09	2,932,056	844,000	845,316	1,316	—
MYR	01/04/10	1,420,634	407,000	408,945	1,945	—
PHP	12/08/09	19,715,360	406,000	413,098	7,098	—
PHP	12/16/09	21,334,340	437,000	446,681	9,681	—
PHP	12/29/09	18,587,610	387,000	388,693	1,693	—
PLN	10/02/09	1,460,108	508,731	508,731	—	—
PLN	10/08/09	5,576,875	1,922,000	1,942,192	20,192	—
PLN	12/17/09	1,125,432	356,217	389,926	33,709	—
PLN	12/17/09	236,165	73,928	81,823	7,895	—
PLN	12/17/09	1,583,951	518,767	548,788	30,021	—
RON	11/02/09	1,214,670	421,555	418,479	—	3,076
RUB	10/08/09	11,351,000	355,385	377,520	22,135	—
RUB	10/09/09	14,687,336	488,000	488,372	372	—
RUB	10/13/09	8,685,000	287,240	288,525	1,285	—
RUB	10/14/09	15,529,000	514,256	515,772	1,516	—
TRY	10/19/09	1,967,519	1,326,000	1,321,703	—	4,297
TWD	11/09/09	3,995,500	122,000	125,263	3,263	—
TWD	12/21/09	34,264,500	1,060,000	1,078,210	18,210	—
UGX	10/13/09	398,184,000	188,000	206,089	18,089	—
UGX	12/22/09	494,676,000	252,000	249,572	—	2,428
UGX	12/24/09	244,145,000	115,000	123,088	8,088	—
UGX	12/28/09	1,003,304,000	447,904	505,112	57,208	—
ZMK	12/18/09	2,019,049,000	373,000	414,910	41,910	—
ZMK	12/21/09	512,905,000	95,000	105,243	10,243	—
ZMK	12/28/09	1,653,067,000	306,691	338,011	31,320	—
ZMK	01/11/10	503,485,000	89,748	102,316	12,568	—

Total Forward Currency Purchase Contracts			$33,389,163	$34,197,376	$860,604	$52,391

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (concluded)
September 30, 2009 (unaudited)

Forward Currency Sale Contracts open at September 30, 2009:

			U.S. $ Cost	U.S. $

Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized

Sale Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

BRL	12/28/09	4,781,175	$2,602,000	$2,659,665	$—	$57,665
COP	10/26/09	779,998,500	387,000	405,426	—	18,426
COP	10/26/09	1,344,744,000	684,000	698,968	—	14,968
COP	11/27/09	973,760,000	358,000	504,056	—	146,056
EUR	10/02/09	344,772	508,731	504,521	4,210	—
EUR	10/08/09	497,000	708,026	727,283	—	19,257
EUR	10/21/09	1,884,000	2,777,395	2,756,926	20,469	—
EUR	10/21/09	344,000	502,782	503,388	—	606
EUR	10/30/09	1,129,000	1,650,000	1,652,101	—	2,101
EUR	11/02/09	285,000	421,555	417,049	4,506	—
EUR	12/17/09	252,000	356,217	368,734	—	12,517
EUR	12/17/09	52,516	73,928	76,843	—	2,915
EUR	12/17/09	363,000	518,767	531,152	—	12,385
GHC	10/09/09	326,143	221,279	223,946	—	2,667
HUF	10/08/09	411,008,670	2,122,198	2,230,468	—	108,270
HUF	11/06/09	47,616,000	211,696	257,042	—	45,346
ILS	05/11/10	1,026,532	247,000	272,542	—	25,542
JPY	10/30/09	40,703,168	445,732	453,524	—	7,792
JPY	11/09/09	4,829,800	52,208	53,818	—	1,610
JPY	11/09/09	76,083,976	822,529	847,798	—	25,269
JPY	12/17/09	38,553,316	425,064	429,707	—	4,643
JPY	12/21/09	98,270,403	1,027,342	1,095,336	—	67,994
MXN	10/05/09	2,320,029	174,000	171,821	2,179	—
MXN	11/09/09	9,590,880	696,000	706,902	—	10,902
PLN	10/07/09	1,233,046	371,196	429,451	—	58,255
PLN	12/17/09	1,361,597	400,712	471,749	—	71,037
TRY	10/19/09	273,624	185,000	183,810	1,190	—
ZMK	12/18/09	609,000,000	125,000	125,148	—	148

Total Forward Currency Sale Contracts			$19,075,357	$19,759,174	32,554	716,371

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts					$893,158	$768,762

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments
September 30, 2009 (unaudited)

(a)

For federal income tax purposes, the aggregate cost was $97,343,425, aggregate gross unrealized appreciation was $11,140,459, aggregate gross unrealized depreciation was $7,518,578 and the net unrealized appreciation was $3,621,881.

(b) Segregated security for forward currency contracts.

(c) Principal amount denominated in respective country’s currency unless otherwise specified.

(d)

Pursuant to Rule 144A under the Securities Act of 1933, this security may only be traded among “qualified institutional buyers.” At September 30, 2009, it amounted to 1.0% of net assets and is not considered to be liquid. Principal amount denominated in U.S. dollars. Rate shown reflects current yield as of September 30, 2009.

Security Abbreviations:
ADR — American Depositary Receipt
GDR — Global Depositary Receipt
NTN-F — Brazil Sovereign “Nota do Tesouro Nacional” Series F
REIT — Real Estate Investment Trust

Currency Abbreviations:
BRL	—	Brazilian Real	KRW	—	South Korean Won
CLP	—	Chilean Peso	KWD	—	Kuwaiti Dinar
CNY	—	Chinese Renminbi	MXN	—	Mexican New Peso
COP	—	Colombian Peso	MYR	—	Malaysian Ringgit
EUR	—	Euro	PHP	—	Philippine Peso
GHC	—	Ghanaian Cedi	PLN	—	Polish Zloty
HUF	—	Hungarian Forint	RON	—	New Romanian Leu
IDR	—	Indonesian Rupiah	RUB	—	Russian Ruble
ILS	—	Israeli Shekel	TRY	—	New Turkish Lira
INR	—	Indian Rupee	TWD	—	New Taiwan Dollar
JPY	—	Japanese Yen	UGX	—	Ugandan Shilling
KES	—	Kenyan Shilling	ZMK	—	Zambian Kwacha

Portfolio holdings by industry (as percentage of net assets):

Industry
Agriculture	2.1%
Alcohol & Tobacco	6.7
Automotive	1.1
Banking	3.2
Chemicals	1.1
Commercial Services	0.7
Consumer Products	4.0
Drugs	4.3
Electric	2.8
Energy Integrated	7.4
Energy Services	4.4
Financial Services	6.7
Food & Beverages	0.9
Forest & Paper Products	1.9
Gas Utilities	0.8
Insurance	11.1
Leisure & Entertainment	5.8
Manufacturing	2.5
Metals & Mining	2.4
Real Estate	2.1
Retail	1.1
Semiconductors & Components	3.6
Technology Hardware	2.0
Telecommunications	12.4
Transportation	6.6

Subtotal	97.7
Foreign Government Obligations	17.6
Structured Note	1.0
Supranationals	0.4
Short-Term Investment	1.4

Total Investments	118.1%

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments (continued)
September 30, 2009 (unaudited)

Valuation of Investments:

Market values for securities are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Forward currency contracts are valued at the current cost of offsetting the contracts. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors. The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which current market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered.

Fair Value Measurements:

The Fund adopted provisions surrounding Fair Value Measurements and Disclosures, effective January 1, 2008. Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. Fair Value Measurements and Disclosures also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments (continued)
September 30, 2009 (unaudited)

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of September 30, 2009:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of September 30, 2009

Assets:
Common Stocks South Korea	$—	$443,451	$—	$443,451
Other	81,264,060	—	—	81,264,060
Limited Partnership Units	1,776,898	—	—	1,776,898
Foreign Government Obligations
Ghana	—	220,375	556,727	777,102
Uganda	—	—	174,545	174,545
Other	—	14,087,794	—	14,087,794
Structured Note	—	—	919,685	919,685
Supranationals	—	—	335,541	335,541
Short-Term Investment	—	1,186,230	—	1,186,230
Other Financial Instruments*
Forward Currency Contracts	—	893,158	—	893,158

Total	$83,040,958	$16,831,008	$1,986,498	$101,858,464

Liabilities:
Other Financial Instruments*
Forward Currency Contracts	$—	$(768,762)	$—	$(768,762)

*	Other financial instruments are derivative instruments which are valued at the unrealized appreciation/depreciation on the instruments.

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments (concluded)
September 30, 2009 (unaudited)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value during the period ended September 30, 2009:

Description	Balance as of December 31, 2008	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation	Net Purchases/ (Sales)	Net Transfers In/(Out) of Level 3	Balance as of September 30, 2009	Net Change in Unrealized Appreciation from Investments Held at September 30, 2009

Corporate Bonds	$656,008	$(158)	$(546,122)	$512,580	$(622,308)	$—	$—	$—
Foreign Government Obligations	3,021,593	75,861	—	1,041,129	930,611	(4,337,922)	731,272	1,041,129
Structured Notes	3,773,981	955	365,315	102,463	(3,323,029)	—	919,685	102,463
Supranationals	302,182	4,586	—	28,773	—	—	335,541	28,773

Total	$7,753,764	$81,244	$(180,807)	$1,684,945	$(3,014,726)	$(4,337,922)	$1,986,498	$1,172,365

Lazard World Dividend & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of Common Stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the Common Stock’s market price on that date.

(2)

If the Common Stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your Common Stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held

Board of Directors:

Class I — Directors with Term Expiring in 2010
Independent Directors:

Leon M. Pollack (68)	Director	Former Managing Director, Donaldson, Lufkin & Jenrette; Trustee, Adelphi University

Robert M. Solmson (62)	Director	Director, Colonial Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan & Co., Inc.; Former Director, Independent Bank, Memphis

Interested Director:

Charles Carroll (49)	Chief Executive Officer, President and Director	Deputy Chairman and Head of Global Marketing of the Investment Manager

Class II — Directors with Term Expiring in 2011
Independent Directors:

Kenneth S. Davidson (64)	Director

President, Davidson Capital Management Corporation; President, Aquiline Advisors LLC; Trustee, The Juilliard School; Chairman of the Board, Bridgehampton Chamber Music Festival; Trustee, American Friends of the National Gallery, London

Nancy A. Eckl (47)	Director

Former Vice President, Trust Investments, American Beacon Advisors, Inc. (“American Beacon”) and Vice President of certain funds advised by American Beacon; Trustee, College Retirement Equities Fund (eight accounts); Trustee, TIAA-CREF Funds (47 funds) and TIAA-CREF Life Funds (10 funds), and Member of the Management Committee of TIAA Separate Account VA-1

Lester Z. Lieberman (79)	Director

Private Investor; Chairman, Healthcare Foundation of New Jersey; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Director, Public Health Research Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey Performing Arts Center

Class III — Directors with Term Expiring in 2012
Independent Director:

Richard Reiss, Jr. (65)	Director	Chairman, Georgica Advisors LLC, an investment manager; Director, O’Charley’s, Inc., a restaurant chain

Interested Director:

Ashish Bhutani (49)	Director	Chief Executive Officer of the Investment Manager

(1)

Each Director also serves as a Director for The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (collectively, the “Lazard Funds”). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C., a privately-offered fund registered under the Investment Company Act of 1940 and advised by an affiliate of the Investment Manager.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) During Past 5 Years

Officers(2):

Nathan A. Paul (36)	Vice President and Secretary	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (51)	Treasurer	Vice President of the Investment Manager

Brian D. Simon (47)	Chief Compliance Officer and Assistant Secretary	Director (since January 2006) and Chief Compliance Officer (since January 2009); and previously Senior Vice President (2002 to 2005) of the Investment Manager

Tamar Goldstein (34)	Assistant Secretary	Vice President (since March 2009) and previously Counsel (October 2006 to February 2009) of the Investment Manager; Associate at Schulte Roth & Zabel LLP, a law firm, from May 2004 to October 2006

Cesar A. Trelles (34)	Assistant Treasurer	Fund Administration Manager of the Investment Manager

(1)	Each officer also serves as an officer for each of the Lazard Funds.

(2)	In addition to Charles Carroll, President, whose information is included in the Class I Interested Director section.

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Lazard World Dividend & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
www.LazardNet.com

This report is intended only for the information of stockholders of Common Stock of Lazard World Dividend & Income Fund, Inc.